UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2019

CDW CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35985	26-0273989
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Tri-State International Lincolnshire, Illinois		60069
(Address of principal executive offices)		(Zip Code)

(847) 465-6000

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CDW	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On September 12, 2019, CDW LLC (“CDW LLC”) and CDW Finance Corporation (“CDW Finance,” and together with CDW LLC, the “Co-Issuers”) entered into an underwriting agreement (the “Underwriting Agreement”) among the Co-Issuers, CDW Corporation (the “Company”), certain other guarantors named therein (the “Guarantors”) and Morgan Stanley & Co. LLC, as representative of the several underwriters named therein (the “Underwriters”) in connection with the offer and sale of $600,000,000 aggregate principal amount of 4.250% senior notes due 2028 (the “Notes”). The Underwriting Agreement contains customary representations and warranties of the parties and indemnification and contribution provisions whereby the Co-Issuers, the Company and the Guarantors, on the one hand, and the Underwriters, on the other hand, have agreed to indemnify each other against certain liabilities. The sale of the Notes is expected to be completed on September 26, 2019, subject to customary closing conditions.

The offering was made pursuant to (i) an effective Registration Statement on Form S-3ASR (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) on October 16, 2017 (File No. 333-220980), including a related base prospectus dated October 16, 2017, and (ii) a related prospectus supplement dated September 12, 2019 and filed with the SEC on September 13, 2019 pursuant to Rule 424(b)(5) under the Securities Act of 1933.

The description of the Underwriting Agreement in this Current Report on Form 8-K is a summary and is qualified in its entirety by the terms of the Underwriting Agreement. The Underwriting Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference and is to be incorporated in its entirety into the Registration Statement.

Item 8.01.	Other Events.

In connection with the execution of the Underwriting Agreement, on September 12, 2019, the Company issued a press release announcing that the Co-Issuers priced the Notes in a registered offering. A copy of the press release announcing the pricing of the registered offering of the Notes is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

This Current Report on Form 8-K is neither an offer to sell nor the solicitation of an offer to buy the Notes or any other securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of September 12, 2019, by and among the Co-Issuers, the Company, the Guarantors and the Underwriters.

99.1	Press release announcing pricing of the registered offering of the Notes, dated September 12, 2019.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDW CORPORATION

Date: September 18, 2019	By:	/s/ Collin B. Kebo
Collin B. Kebo
Senior Vice President and Chief Financial Officer